UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2026

SPLASH BEVERAGE GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40471	34-1720075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1314 East Las Olas Blvd, Suite 221

Fort Lauderdale, Florida 33301

(Address of principal executive offices)

Registrant’s telephone number, including area code: (954) 745-5815

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.001 par value	SBEV	NYSE American LLC
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on Which Registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 8, 2026, the Company received notice from NYSE Regulation (the “NYSE”) that the NYSE has determined to accept the Company’s plan to regain compliance with the NYSE American’s shareholders’ equity requirement as outlined in Section 1003(a)(i), (ii), and (iii) of the Company Guide (the “Compliance Plan”), which the Company submitted to the NYSE on May 29, 2026. Pursuant to the Compliance Plan, the Company has until January 29, 2027 to regain compliance with the continued listing standards of the NYSE American.

The foregoing has no immediate impact on the listing of the Company’s shares of common stock on the NYSE American. The Company’s common stock will continue to be listed and traded on the NYSE American under the ticker “SBEV” during the period allotted for the Company to regain compliance, subject to the Company’s compliance with the other continued listing standards of the NYSE American.

The Company is committed to regaining compliance with the NYSE American’s continued listing standards. However, there can be no assurance that the Company will ultimately regain compliance with all applicable continued listing standards within the allotted compliance period or that developments and events occurring subsequent to the date of the Compliance Plan or NYSE’s approval thereof will not adversely affect the Company’s ability to make sufficient progress with the Compliance Plan, regain compliance with all applicable continued listing standards, or maintain compliance with other NYSE American continued listing standards. If the Company does not regain compliance by January 29, 2027, or does not make progress consistent with its Compliance Plan during the plan period, the NYSE American may initiate delisting proceedings.

Item 7.01. Regulation FD Disclosure.

On July 9, 2026, the Company issued a press release announcing the NYSE’s acceptance of the Company’s Compliance Plan. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information contained in this Item 7.01 shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit #	Exhibit Description
99.1	Press Release dated July 9, 2026

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 9, 2026

SPLASH BEVERAGE GROUP, INC.

By:	/s/ Brady Cobb
Brady Cobb, Interim Chief Executive Officer

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